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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 11, 2008

WILLIS GROUP HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda
(Jurisdiction of incorporation or organization)

001-16503 (Commission file number)	98-0352587 (I.R.S. Employer Identification No.)

c/o Willis Group Limited
51 Lime Street, London, EC3M 7DQ, England
(Address of principal executive offices)

(011) 44-20-3124-6000
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01—Other Events

This Current Report on Form 8-K is being filed by Willis Group Holdings Limited ("Willis Group Holdings") and subsidiaries (collectively the "Company") in anticipation of Willis Group Holdings filing a registration statement in connection with the proposed acquisition of Hilb Rogal & Hobbs Company, as announced on June 7, 2008. As the financial statements filed by the Company in its most recent Annual Report on Form 10-K for the year ended December 31, 2007 will be incorporated by reference into the registration statement, the Company is filing herewith updated financial statements and other affected financial information for the periods included in its most recent annual report on Form 10-K that reflect retrospective adjustments resulting from the below referenced changes in the Company's accounting disclosure and segmental reporting. Specifically, Items 7 and 8 of the Company's Annual Report on Form 10-K for the year ended December 31, 2007 (the "Annual Report") have been adjusted to reflect changes to accounting disclosures and the Company's segmental reporting that were effective January 1, 2008 and that have been applied retrospectively. These events are discussed in more detail below.

By filing this Current Report on Form 8-K, the Company will be able to incorporate the updated information by reference into filings with the Securities and Exchange Commission, including the registration statement to be filed under the Securities Act of 1933, as amended, in connection with the acquisition of Hilb Rogal & Hobbs Company.

Change to accounting disclosures

With effect from January 1, 2008, the Company reported gains on disposal of intangible assets, previously reported within "Commissions and fees", separately as "Other income".

Other income comprises gains on the disposals of intangible assets, which primarily arise on the disposal of books of business. Although the Company is not in the business of selling intangible assets (mainly books of business), from time to time the Company will dispose of a book of business (a customer list) or other intangible asset that does not produce adequate margins or fit with our strategy.

We have retrospectively adjusted the presentation of our revenue analysis to reflect this change in Item 7—"Management's Discussion and Analysis of Financial Condition and Results of Operations", the Consolidated Statements of Operations and the applicable notes to the Consolidated Financial Statements.

Change to segmental reporting

With effect from January 1, 2008, the Company changed its basis of segmental allocation for central costs. In particular, all accounting adjustments for hedging transactions are now held at the Corporate level, together with certain legal costs.

We have retrospectively adjusted our operating income analysis and other segmental disclosures in Item 7—"Management's Discussion and Analysis of Financial Condition and Results of Operations" and Note 20, Segment Information, in the Notes to the Consolidated Financial Statements to reflect this revised basis of segmental allocation for central costs.

An adjusted Management's Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2007 that was originally filed as Part II, Item 7 of the Annual Report is attached as Exhibit 99.01. Adjusted audited consolidated financial statements for the three years ended December 31, 2007 that were originally filed as Part II, Item 8 of the Annual Report are attached as Exhibit 99.02.

Other than the changes reflected in the items in this filing, this Form 8-K does not modify or update the disclosures in the Form 10-K in any way.

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

This document and the exhibits attached hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect or anticipate may occur in the future are forward-looking statements. Examples of forward looking statements include statements we made in "Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations—Summary—Shaping our Future" and—"Financial Targets" and elsewhere regarding such things as our outlook and guidance regarding future operating margin and adjusted earnings per diluted share, future capital expenditures, expected growth in commissions and fees, business strategies, competitive strengths, goals, the anticipated benefits of new initiatives, growth of our business and operations, plans, and references to future successes. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward-looking statements.

There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the following:

•
our ability to implement and realize anticipated benefits of the Shaping our Future initiative and other new initiatives,

•
the extent and timing of, and prices paid in connection with, any share repurchases under existing or future programs,

•
increases in client retentions,
•
our ability to retain existing clients and attract new business, and our ability to retain key employees,

•
changes in commercial property and casualty markets, or changes in premiums and availability of insurance products due to a catastrophic event such as a hurricane,

•
volatility or declines in other insurance markets and the premiums on which our commissions are based,

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impact of competition,

•
the timing or ability to carry out share repurchases or take other steps to manage our capital,

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fluctuations in exchange and interest rates that could affect expenses and revenue,

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rating agency actions that could inhibit ability to borrow funds or the pricing thereof,

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legislative and regulatory changes affecting both our ability to operate and client demand,

•
potential costs and difficulties in complying with a wide variety of foreign laws and regulations, given the global scope of our operations,

•
changes in the tax or accounting treatment of our operations,

•
our exposure to potential liabilities arising from errors and omissions claims against us,

•
the results of regulatory investigations, legal proceedings and other contingencies, and

•
the timing of any exercise of put and call arrangements with associated companies.

The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. See also Part I, Item 1A "Risk Factors" in our 2007 Form 10-K for additional factors.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward- looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur and we caution you against unduly relying on these forward-looking statements.

Item 9.01—Financial Statements and Exhibits

23.01  Consent of Independent Registered Public Accounting Firm

99.01  Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations for the three years ended December 31, 2007

99.02  Item 8—Financial Statements and Supplementary Data for the three years ended December 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WILLIS GROUP HOLDINGS LIMITED (Registrant)
By:	/s/ PATRICK C. REGAN
Patrick C. Regan Group Chief Operating Officer and Group Chief Financial Officer

Dated: London, July 11, 2008

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INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS
SIGNATURES